Roundhill Innovation-100 0DTE Covered Call Strategy ETF
Schedule of Investments
March 31, 2026 (Unaudited)

PURCHASED OPTIONS - 90.9% (a)	Notional Amount	Contracts	Value
Call Options - 90.9%
Nasdaq 100 Stock Index (b)(c)
Expiration: 06/18/2026; Exercise Price: $2,177.00	$199,417,596	84	$180,971,438
Expiration: 09/18/2026; Exercise Price: $2,250.00	168,555,349	71	152,446,990
Expiration: 12/18/2026; Exercise Price: $2,450.10	211,287,691	89	189,228,963
Expiration: 03/19/2027; Exercise Price: $2,510.15	218,409,748	92	195,296,760
TOTAL PURCHASED OPTIONS (Cost $719,689,995)			717,944,151

EXCHANGE TRADED FUNDS - 6.1%		Shares	Value
Roundhill Weekly T-Bill ETF (d)		479,558	47,970,187
TOTAL EXCHANGE TRADED FUNDS (Cost $47,974,982)			47,970,187

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 4.1%		Shares	Value
First American Government Obligations Fund - Class X, 3.58% (e)		32,019,335	32,019,335
TOTAL MONEY MARKET FUNDS (Cost $32,019,335)			32,019,335

TOTAL INVESTMENTS - 101.1% (Cost $799,684,312)			797,933,673
Liabilities in Excess of Other Assets - (1.1)%			(8,470,095)
TOTAL NET ASSETS - 100.0%			$789,463,578

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Affiliated security as defined by the Investment Company Act of 1940.
(e)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Roundhill Innovation-100 0DTE Covered Call Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$717,944,151	$–	$717,944,151
Exchange Traded Funds	47,970,187	–	–	47,970,187
Money Market Funds	32,019,335	–	–	32,019,335
Total Investments	$79,989,522	$717,944,151	$–	$797,933,673

Refer to the Schedule of Investments for further disaggregation of investment categories.

Roundhill Innovation-100 0DTE Covered Call Strategy ETF - Transactions with Affiliates
	Value as of December 31, 2025	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of March 31, 2026	Shares as of March 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
Roundhill Weekly T-Bill ETF	$47,989,369	$–	$–	$–	$(19,182)	$47,970,187	479,558	$415,807	$–
	$47,989,369	$–	$–	$–	$(19,182)	$47,970,187	479,558	$415,807	$–